Exhibit 99.1

IAC Announces Plan to Spin Off HSN, Ticketmaster, Interval and LendingTree as Four Publicly Traded Companies

NEW YORK — November 5, 2007 — IAC (Nasdaq: IACI) announced today that its Board of Directors has approved a plan to separate IAC into five publicly traded companies:

•                  IAC, which will include:

•                  The businesses currently comprising its Media & Advertising sector: Ask.com, Bloglines, Citysearch, CursorMania, IAC Advertising Solutions, Evite, Excite, InsiderPages, iWon, My Fun Cards, My Way, Popular Screensavers, Smiley Central, Webfetti and Zwinky;

•                  Match.com, ServiceMagic, Shoebuy.com, Entertainment Publications and ReserveAmerica;

•                  The businesses currently comprising its Emerging Businesses sector: Black Web Enterprises, BustedTees, CollegeHumor, GarageGames, Gifts.com, Green.com, InstantAction, Primal Ventures, Pronto, Very Short List, Vimeo and 23/6;

•                  IAC’s current investments in Active.com, Brightcove, FiLife, Medem, MerchantCircle, OpenTable, Points.com and SHOP Channel.

•                  HSN, which will include the primary businesses currently comprising IAC’s  Retailing segment, including HSN TV, hsn.com, and the Cornerstone Brands, Inc. portfolio of catalogs, web sites and retail locations, including Alsto’s, Ballard Designs, Frontgate, Garnet Hill, GrandinRoad, Improvements, Isabella Bird, Smith+Noble, The Territory Ahead and TravelSmith;

•                  Ticketmaster, which will include its domestic and international operations including Admission.com, Biletix, Billetnet, BillettService, Cottonblend, Echomusic, Kartenhaus.de, Lippupalvelu, LiveDaily, TicketService, Tick Tack Ticket, TicketWeb and Ticnet.se, as well as Ticketmaster’s current investments in Frontline and iLike;

•                  Interval International, which will also include CondoDirect, Resort Quest Hawaii and VacationSource.com;

•                  LendingTree, which will also include RealEstate.com, Domania, GetSmart, Home Loan Center and iNest.

“We’ve been a complex enterprise almost from the very beginning 12 years ago, with hundreds of transactions over those years. And while we’ve created a lot of value, I’ve always believed our complexity and many mouthfuls of sentences to explain who we are and what our strategy is have hampered clarity and understanding with all our constituencies, particularly investors,” said Barry Diller, Chairman and Chief Executive

Officer of IAC.  “One of the reasons we’ve stayed with some of our more transactional businesses is that we needed their earnings to allow us to invest in emerging Internet businesses. Now that we have real scale in the pure Internet units, it makes nothing but sense to me to reorganize the whole. Each of these spun-off businesses is in fact a distinct business sector, and each will benefit from standing on its own, with its own capital structure, its own currency which will enhance its ability to attract and retain superior talent and make acquisitions, and a focused story investors can clearly understand and buy into:

HSN I believe now has a solid strategy and the leadership to thrive as a ‘pure play’ retailer.

Ticketmaster is entering the most dynamic era in its history and its ability to participate fully (with its own currency) in shaping the live entertainment industry is critical.

Interval will be flat out a great stand-alone company.

LendingTree, obviously under pressure from the macro real estate and mortgage environment, is nevertheless a valuable asset with a great brand and will be freed to participate fully with its own currency.

And IAC, well, IAC becomes a truly integrated Internet conglomerate with over 30 brands with great growth, solid revenues and earnings and a pristine balance sheet.”

IAC will retain substantially all of the Company’s cash and the new companies will be appropriately capitalized.

Barry Diller will continue as Chairman and Chief Executive Officer of IAC. Mindy Grossman, Sean Moriarty, CD Davies and Craig Nash will continue as Chief Executive Officers of HSN, Ticketmaster, LendingTree and Interval respectively, and Bret Violette will continue as President of RealEstate.com.

Upon completion of the transaction, IAC’s shareholders will own 100% of the equity in all five companies (IAC, HSN, Ticketmaster, Interval and LendingTree). The transaction is expected to be tax-free for both IAC and its shareholders.

It is contemplated that outstanding IAC stock options and restricted stock units held by employees will be adjusted in a fair and equitable manner into either options or restricted stock units of the company with which each employee remains (IAC, HSN, Ticketmaster, Interval or LendingTree) following the transaction or comparable equity in the five separate companies.  Appropriate adjustments will be made to all awards so that pre-transaction value will be maintained immediately following the transaction.

The transaction is subject to a number of conditions, including final approval of transaction specifics by IAC’s Board of Directors, receipt of an opinion of counsel regarding the tax-free nature of the transaction, receipt of a solvency opinion from a valuation expert to address IAC net asset position, capitalization and financial capability, after giving effect to the transaction, and the filing and effectiveness of registration statements with the Securities and Exchange Commission.  The proposed spin-offs are expected to be completed in the second or third quarter of 2008.

IAC will audiocast a conference call with investors, analysts and press to discuss the  transaction on Monday, November 5, 2007, at 11:00 a.m. Eastern Time (ET). The live audiocast is open to the public at http://www.iac.com/investors.html.

About IAC

IAC operates leading and diversified businesses in sectors being transformed by the internet, online and offline... our mission is to harness the power of interactivity to make daily life easier and more productive for people all over the world. To view a full list of the companies of IAC please visit our website at http://iac.com.

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Contact Information:
IAC Corporate Communications	IAC Investor Relations
Jonathan Sanchez / Andrea Riggs	Eoin Ryan
(212) 314-7254 / 7280	(212) 314-7400

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release and our conference call to be held at 11:00 a.m. Eastern Time today may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “anticipates,” “estimates,” “expects,” “intends,” “plans” and “believes,” among others, generally identify forward-looking statements.  These forward-looking statements include, among others, statements relating to: IAC’s future financial performance, IAC’s business prospects and strategy, anticipated trends and prospects in the various industries in which IAC’s businesses operate and other similar matters. These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others: risks inherent in the contemplated transaction, distraction of management as a result of the contemplated transaction, changes in economic conditions generally or in any of the markets or industries in which IAC’s businesses operate, changes in senior management at IAC and/or its businesses, the rate of online migration in the various markets and industries in which IAC’s businesses operate, technological changes, regulatory changes, changes in the interest rate environment or overall credit markets, a continuing or accelerating slowdown in the domestic housing market, increased credit losses relating to certain underperforming loans sold into the secondary market, effectiveness of hedging activities, changes affecting distribution channels, failure to comply with existing laws, our ability to offer new or alternative products and services in a cost effective manner and consumer acceptance of these products and services, changes in product delivery costs, changes in the advertising market and the ability of IAC to expand successfully in international markets. Certain of these and other risks and uncertainties are discussed in IAC’s filings with the Securities and Exchange Commission (“SEC”).  Other unknown or unpredictable factors that could also adversely affect IAC’s business, financial condition and results of operations may arise from time to time. In light of these risks and uncertainties, these forward-looking statements may not prove to be accurate. Accordingly, you should not place undue reliance on these forward-looking statements, which only reflect the views of IAC management as of the date of this press release. IAC does not undertake to update these forward-looking statements.